UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 24, 2026

ROCKWELL MEDICAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-23661	38-3317208
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30142 S. Wixom Road, Wixom, Michigan 48393
(Address of principal executive offices, including zip code)

(248) 960-9009
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each exchange on which registered
Common Stock, par value $0.0001	RMTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

On June 24, 2026, Rockwell Medical, Inc. (the “Company”) filed a certificate of amendment (the “Amendment”) to its certificate of incorporation, as amended, with the Secretary of State of the State of Delaware to implement a reverse stock split (the “Reverse Stock Split”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), at a ratio of one-for-ten (the “Reverse Stock Split Ratio”) with an effective time of 12:01 a.m. Eastern Time on July 1, 2026 (the “Effective Time”). The Reverse Stock Split was approved by the Company’s stockholders at this year’s annual meeting, held on June 12, 2026.

The Common Stock is expected to commence trading on a split-adjusted basis at the open of trading on July 1, 2026, at which time the Common Stock will be represented by a new CUSIP number (774374409). The Common Stock will continue to trade on the Nasdaq Stock Market under the symbol “RMTI.”

As of the Effective Time, each ten shares of Common Stock outstanding will be combined, automatically and without any action on the part of the Company or its stockholders, into one new share of Common Stock. No fractional shares of Common Stock will be issued as a result of the Reverse Stock Split. In lieu of any fractional shares to which a stockholder of record would otherwise be entitled, the Company will pay cash (without interest and subject to withholding taxes, as applicable) equal to such fraction multiplied by the closing price of the Common Stock on the Nasdaq Stock Market on June 30, 2026 (as adjusted in good faith by the Company to account for the Reverse Stock Split Ratio). The par value per share of the Common Stock will remain unchanged.

In addition, effective as of the Effective Time and based on the Reverse Stock Split Ratio, proportionate adjustments will be made (i) in accordance with the terms of the Company’s equity plans, to the number of shares subject to outstanding equity awards, the per share exercise price, if any, with respect to those awards and the number of shares of Common Stock reserved for future issuance under such plans, (ii) in accordance with the Certificate of Designation of Preferences, Rights and Limitations of Series X Convertible Preferred Stock (the “Preferred Stock”), to the conversion price of the Preferred Stock and the number of shares of Common Stock reserved for issuance pursuant to the Preferred Stock and (iii) in accordance with the terms of the Company’s warrants to purchase Common Stock (the “Warrants”), to the per share exercise price, if any, with respect to those Warrants and the number of shares of Common Stock reserved for issuance pursuant to the warrants.
The foregoing description of the Amendment does not purport to be complete and is subject to and qualified in its entirety by reference to the Amendment, a copy of which is attached hereto as Exhibit 3.1, and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit No.	Description

3.1	Certificate of Amendment to the Certificate of Incorporation of Rockwell Medical, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROCKWELL MEDICAL, INC.

Date: June 29, 2026	By:	/s/ Mark Strobeck
Mark Strobeck
Chief Executive Officer

FORM OF CERTIFICATE OF AMENDMENT TO THE
CERTIFICATE OF INCORPORATION OF ROCKWELL MEDICAL, INC.

Rockwell Medical, Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the provisions of the General Corporation Law of the State of Delaware (the “General Corporation Law”), does hereby certify as follows:

1. The current name of the Corporation is Rockwell Medical, Inc.

2. The original certificate of incorporation of the Corporation was filed with the Secretary of State of the State of Delaware on August 30, 2019 and amended on May 12, 2022 (as amended, the “Certificate of Incorporation”).

3. The Board of Directors of the Corporation duly adopted resolutions pursuant to Section 242 of the General Corporation Law proposing this Amendment of the Corporation’s Certificate of Incorporation and declaring the advisability of this Amendment to the Certificate of Incorporation and authorizing the appropriate officers of the Corporation to solicit the consent of the stockholders therefor, which resolution setting forth the proposed amendment is as follows:

RESOLVED, that Section 4.1 of Article IV of the Certificate of Incorporation be and hereby is deleted in its entirety and the following is inserted in lieu thereof:

Section 4.1 Authorized Stock. Effective as of 12:01 a.m. Eastern Time on July 1, 2026 (the “Effective Time”), a one-for-ten reverse stock split of the Corporation’s common stock, $0.0001 par value per share (the “Common Stock”), shall become effective, pursuant to which each ten shares of Common Stock issued or outstanding (including treasury shares) immediately prior to the Effective Time shall be reclassified and combined into one validly issued, fully paid and nonassessable share of Common Stock automatically and without any action by the Corporation or the holder thereof upon the Effective Time and shall represent one share of Common Stock from and after the Effective Time (such reclassification and combination of shares, the “Reverse Stock Split”). The par value of the Common Stock following the Reverse Stock Split shall remain at $0.0001 par value per share. No fractional shares of Common Stock shall be issued as a result of the Reverse Stock Split and, in lieu thereof, any person who would otherwise be entitled to a fractional share of Common Stock as a result of the Reverse Stock Split, following the Effective Time, shall be entitled to receive a cash payment (without interest) equal to the fraction of a share of Common Stock to which such holder would otherwise be entitled multiplied by the closing price of the Common Stock on the first business day immediately prior to the Effective Time (as modified in good faith by the Corporation to account for the Reverse Stock Split ratio).

Each stock certificate or book entry position that, immediately prior to the Effective Time, represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall, from and after the Effective Time, automatically and without the necessity of presenting the same for exchange, represent that number of whole shares of Common Stock after the Effective Time into which the shares formerly represented by such certificate or book entry position have been reclassified (as well as the right to receive cash in lieu of fractional shares of Common Stock after the Effective Time); provided, however, that each person of record holding a certificate that represented shares of Common Stock that were issued and outstanding immediately prior to the Effective Time shall receive, upon surrender of such certificate, a new certificate evidencing and representing the number of whole shares of Common Stock after the Effective Time into which the shares of Common Stock formerly represented by such certificate shall have been reclassified.

The total number of shares which the Corporation shall have authority to issue is 172,000,000 shares, of which 170,000,000 shall be designated as a class of Common Stock, par value $0.0001 per share (the “Common Stock”), and 2,000,000 shall be designated as a class of Preferred Stock, par value $0.0001 per share (the “Preferred Stock”).

4. This Certificate of Amendment to the Certificate of Incorporation has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the Delaware General Corporation Law.

5. This Certificate of Amendment to the Certificate of Incorporation shall be effective as of 12:01 A.M. Eastern Time on July 1, 2026.

IN WITNESS WHEREOF, this Corporation has caused this Certificate of Amendment of the Certificate of Incorporation to be signed by its President and Chief Executive Officer this 24th day of June, 2026.

/s/ MARK STROBECK
Mark Strobeck, Ph.D. President and Chief Executive Officer